SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 17, 2014

HARRIS TEETER SUPERMARKETS, INC.

(Exact Name of Registrant as Specified in its Charter)

North Carolina

(State or Other Jurisdiction

of Incorporation)

1-6905	56-0905940
(Commission File Number)	(I.R.S. Employer Identification No.)

701 Crestdale Road Matthews, North Carolina	28105
(Address of Principal Executive Offices)	(Zip Code)

(704) 844-3100

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On January 17, 2014, Harris Teeter Supermarkets, Inc. (“Harris Teeter”) and The Kroger Co. (“Kroger”) issued a joint press release announcing that they had received early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, from the Federal Trade Commission in connection with the previously announced merger agreement providing for the acquisition of Harris Teeter by Kroger.

A copy of the joint press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01

Exhibits and Financial Statements.

(d)

Exhibits

The following exhibit is furnished herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	The Kroger Co. and Harris Teeter Supermarkets, Inc. joint press release dated January 17, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS TEETER SUPERMARKETS, INC.

By:

/S/ JOHN B. WOODLIEF

John B. Woodlief

Executive Vice President and
     Chief Financial Officer

Dated: January 21, 2014

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
99.1	The Kroger Co. and Harris Teeter Supermarkets, Inc. joint press release dated January 17, 2014